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                                                                         ANNEX B

                                 UGI CORPORATION

                1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN

1. PURPOSE AND DESIGN

  The purpose of this Plan is to assist the Company in securing and retaining key corporate executives of outstanding ability, who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the long-term growth, development and profitability of the Company, by affording them an opportunity to purchase its Stock under options. The Plan is designed to align directly long-term executive compensation with tangible, direct and identifiable benefits realized by the Company's shareholders.

2. DEFINITIONS

  Whenever used in this Plan, the following terms will have the respective meanings set forth below:

  2.01 "Board" means UGI's Board of Directors as constituted from time to time, provided that whenever in this Plan Board approval is required, such approval shall require the affirmative vote of a majority of members of the Board who are not participants in the Plan.

  2.02 "Committee" means the Compensation and Management Development Committee of the Board or its successor.

  2.03 "Company" means UGI Corporation, a Pennsylvania corporation, any successor thereto and any Subsidiary which adopts this plan, with the approval of the Committee, by executing a participation and joinder agreement.

  2.04 "Comparison Group" means the group determined by the Committee (no later than ninety (90) days after the commencement of the Performance Period) consisting of the Company and such other companies deemed by the Committee (in its sole discretion) to be reasonably comparable to the Company and set forth in
Exhibit 1.

  2.05 "Date of Grant" means the date the Committee makes an Option grant.

  2.06 "Dividend Equivalent" means an amount determined by multiplying the number of shares of Stock subject to an Option on the Date of Grant (whether or not the Option is ever exercised with respect to any or all shares of Stock subject thereto) by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date.

  2.07 "Employee" means a regular full-time salaried employee (including officers and directors who are also employees) of the Company.

  2.08 "Fair Market Value" of Stock means the average, rounded to the next highest one-eighth of a point (.125), of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange; provided, however, in the case of a cashless exercise pursuant to Section 7.4(iv), the Fair Market Value shall be the actual sale price of the shares issued upon exercise of the Option. In the event that there are no Stock transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Stock transactions on that exchange.

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  2.09 "Option" means the right to purchase Stock pursuant to the relevant provisions of this Plan at the Option Price for a specified period of time, not to exceed ten years from the Date of Grant, which period of time shall be subject to earlier termination prior to exercise in accordance with Sections 11, 12 and 13 of this Plan.

  2.10 "Option Price" means an amount per share of Stock purchasable under an Option designated by the Committee on the Date of Grant of an Option to be payable upon exercise of such Option. The Option Price shall not be less than 100% of the Fair Market Value of the Stock determined on the Date of Grant.

  2.11 "Participant" means an Employee designated by the Committee to participate in the Plan; provided, however, that no Employee who is not then a Participant in the Plan may be designated by the Committee to participate in the Plan at any time during the last full year of a Performance Period.

  2.12 "Performance Period" means a period selected by the Committee over which the total return realizable by a shareholder of the Company on a share of Stock is compared to that realizable by shareholders of companies in the Comparison Group in accordance with Section 8.2 of the Plan in order to determine whether Dividend Equivalents associated with an Option will be payable to a Participant.

  2.13 "Stock" means the Common Stock of UGI or such other securities of UGI as may be substituted for Stock or such other securities pursuant to Section 14.

  2.14 "Subsidiary" means any corporation or partnership, at least 20% of the outstanding voting stock, voting power or partnership interest of which is owned respectively, directly or indirectly, by the Company.

  2.15 "Termination without Cause" means termination for the convenience of the Company for any reason other than (i) misappropriation of funds, (ii) habitual insobriety or substance abuse, (iii) conviction of a crime involving moral turpitude, or (iv) gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company.

  2.16 "UGI" means UGI Corporation, a Pennsylvania corporation or any successor thereto.

3. NUMBER AND SOURCE OF SHARES AVAILABLE FOR OPTIONS--MAXIMUM ALLOTMENT

  The number of shares of Stock which may be made the subject of Options under this Plan at any one time may not exceed 1,500,000 in the aggregate, including shares acquired by Participants through exercise of Options under this Plan, subject, however, to the adjustment provisions of Section 14 below. The maximum number of shares of Stock which may be the subject of grants to any one individual in any calendar year shall be 300,000. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will again be available for the purposes of the Plan. Shares which are the subject of Options may be previously issued and outstanding shares of the Stock reacquired by the Company and held in its treasury, or may be authorized but unissued shares of Stock, or may be partly of each.

4. DURATION OF THE PLAN

  The Plan will remain in effect until all Stock subject to it has been purchased pursuant to the exercise of Options or all such Options have terminated without exercise. Notwithstanding the foregoing, no Option may be granted after December 31, 2006.


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5. ADMINISTRATION

  The Plan will be administered by the Committee. Subject to the express provisions of the Plan, the Committee will have authority, in its complete discretion, to determine the Employees to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the Option Price to be paid for the shares upon the exercise of each Option, and the period within which each Option may be exercised. In making such determinations, the Committee may take into account the nature of the services rendered by an Employee, the present and potential contributions of the Employee to the Company's success and such other factors as the Committee in its discretion deems relevant. Subject to the express provisions of the Plan, the Committee will also have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements required by Section 7.2 of the Plan (which need not be identical), and to make all other determinations (including factual determinations) necessary or advisable for the orderly administration of the Plan. It is the intent of the Company that the Plan should comply in all applicable respects with Rule 16b-3 under the Exchange Act so that transactions relating to any Option and Dividend Equivalents granted to a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3. Accordingly, if any provision of the Plan or any agreement relating to an Option does not comply with the requirements of Rule 16b-3 as then applicable to any such Participant, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. Any other provision of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board (unless the context shall otherwise require).

6. ELIGIBILITY

  Options may be granted only to Employees (including directors who are also Employees of the Company) who, in the sole judgment of the Committee, are designated by the Committee as individuals who are in a position to significantly participate in the development and implementation of the Company's strategic plans and thereby contribute materially to the continued growth and development of the Company and to its future financial success.

7. OPTIONS

  7.1 Grant of Options. Subject to the provisions of Sections 2.11 and 3, Options may be granted to Participants at any time and from time to time as may be determined by the Committee. The Committee will have complete discretion in determining the number of Options granted to each Participant and the number of shares of Stock subject to such Options.

  7.2 Option Agreement. As determined by the Committee on the Date of Grant, each Option will be evidenced by a stock option agreement (substantially in the form included in Exhibit 2 attached hereto) that shall, among other things, specify the Date of Grant, the Option Price, the duration of the Option and the number of shares of Stock to which the Option pertains.

  7.3 Exercise and Vesting.

    (a) Except as otherwise specified by the Committee, an Option shall be fully and immediately exercisable on the Date of Grant. Notwithstanding the foregoing, in the event that any such Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option shall be exercisable on or after the tenth anniversary of the Date of Grant.

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    (b) Except as otherwise specified by the Committee, in the event that a
  Participant holding an Option ceases to be an Employee, the Option held by such Participant shall be exercisable only with respect to that number of shares of Stock with respect to which it is already exercisable on the date such Participant ceases to be an Employee. However, if a Participant holding an Option ceases to be an Employee by reason of (i) a retirement under the Company's retirement plan, (ii) Termination without Cause, (iii) disability, or (iv) death, the Option held by any such Participant shall thereafter become immediately exercisable with respect to the total number of shares of Stock available under such Option and shall remain exercisable until the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date of such cessation of employment.

    (c) Notwithstanding the foregoing, in the event of any merger or consolidation of any other corporation with or into UGI, or the sale of all or substantially all of the assets of UGI or an offer to purchase made by a party other than UGI to all shareholders of UGI for all or any substantial portion of the outstanding Stock, a Participant shall be permitted to exercise all outstanding Options (to the extent not otherwise exercisable by their terms) prior to the effective date of any such merger, consolidation or sale or the expiration of any such offer to purchase, unless otherwise determined by the Committee, no later than thirty (30) days prior to the effective date of such transaction or the expiration of such offer.

    (d) Notwithstanding anything contained in this Section 7.3 with respect to the number of shares of Stock subject to an Option with respect to which such Option is or is to become exercisable, no Option, to the extent that it has not previously been exercised, shall be exercisable after it has terminated, including without limitation, after any termination of such Option pursuant to Sections 11, 12 and 13 hereof.

  7.4 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by the Participant for more than one year and having a Fair Market Value at the time of exercise equal to the total Option Price, (iii) by applying Dividend Equivalents payable to the Participant in accordance with Section 8 of the Plan in an amount equal to the total Option Price, (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (v) by such other method as the Committee may approve, or (vi) by a combination of (i),
(ii), (iii), (iv) and/or (v). The cash proceeds from such payment will be added to the general funds of the Company and shall be used for its general corporate purposes. Any shares of Stock tendered to UGI in payment of the Option Price will be added by UGI to its Treasury Stock to be used for its general corporate purposes.

8. DIVIDEND EQUIVALENTS

  8.1 Amount of Dividend Equivalents Credited. From the Date of Grant of an Option to a Participant (or, in the case of an Option granted after the date of commencement of a Performance Period to a new Participant or to a Participant with changed responsibilities, in which event, from such date not earlier than the date of commencement of the Performance Period as is designated by the Committee) until the earlier of (i) the end of the applicable Performance Period or (ii) the date of disability, death or termination of employment for any reason (including retirement), of a Participant, the Company shall keep records for such Participant ("Account") and shall credit on each payment date for the payment of a dividend made by UGI on its Stock an amount equal to the Dividend Equivalent associated with such Option. Notwithstanding the foregoing, a Participant may not accrue during any calendar year Dividend Equivalents in excess of $1,000,000. Except as set forth in Section 8.5 below, no interest shall be credited to any such Account.

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  8.2 Payment of Credited Dividend Equivalents. The Committee will determine (no later than ninety (90) days after the commencement of the Performance Period) and set forth on Exhibit 1 measurable criteria pursuant to which the total return realizable by a shareholder of the Company on a share of Stock over the applicable Performance Period can be compared to that realizable over the same Performance Period by shareholders of the Comparison Group. The extent to which a Participant receives payment of the Dividend Equivalents associated with an Option and recorded in his Account during any particular Performance Period shall be determined by comparing (through use of the selected measurable criteria) the aforementioned total return realizable by a shareholder of the Company to that realizable by shareholders of the Comparison Group. Payments shall be made after the end of the applicable Performance Period according to the following table (with results falling between table values being interpolated):

      PERCENT OF COMPANIES IN COMPARISON GROUP
      HAVING TOTAL RETURN TO SHAREHOLDERS                  PERCENT OF DIVIDEND
      LESS THAN THAT TO COMPANY'S SHAREHOLDERS             EQUIVALENTS PAYABLE
      ----------------------------------------             -------------------
      100.................................................         200
      75..................................................         150
      50..................................................          75
      less than 50........................................           0

  8.3 Timing of Payment of Dividend Equivalents.

    (a) Except as otherwise determined by the Committee, in the event of the (i) termination of an Option prior to exercise pursuant to Sections 11, 12 or 13 hereof, or (ii) acceleration of the exercise date of an Option pursuant to
  Section 7.3 hereof, in either case prior to the end of the applicable Performance Period, no payments of Dividend Equivalents associated with any Option shall be made (A) prior to the end of the applicable Performance Period and (B) to any Participant whose employment by the Company terminates prior to the end of the applicable Performance Period for any reason other than retirement under the Company's retirement plan, death, disability or Termination without Cause. As soon as practicable after the end of such Performance Period, the Committee will certify and announce the results for each Performance Period prior to any payment of Dividend Equivalents and unless a Participant shall have made an election under Section 8.6 to defer receipt of any portion of such amount, a Participant shall receive the aggregate amount of Dividend Equivalents payable to him.

    (b) Notwithstanding anything to the contrary in this Section 8.3, unless a payment of Dividend Equivalents associated with an Option is being made upon full exercise or termination of such Option, no Dividend Equivalents shall be paid (either at the end of the applicable Performance Period or on a date such Dividend Equivalents are scheduled to be paid pursuant to a deferral election) if the average Fair Market Value of Stock for a period of thirty (30) consecutive business days immediately preceding the end of the applicable Performance Period or the date such deferred payment is scheduled to be made (as the case may be) is less than the exercise price of the Option to which such Dividend Equivalents were associated, and such payment shall instead be made at the earlier of (i) such time as the average Fair Market Value of Stock over a period of ninety (90) consecutive business days thereafter exceeds the exercise price of such Option, or (ii) the termination or expiration date of such Option.

  8.4 Form of Payment for Dividend Equivalents. The Committee shall have the sole discretion to determine whether the Company's obligation in respect of payment of Dividend Equivalents shall be paid solely in credits to be applied toward payment of the Option Price, solely in cash or partly in such credits and partly in cash.

  8.5 Interest on Dividend Equivalents. From a date which is thirty (30) days after the end of the applicable Performance Period until the date that all Dividend Equivalents associated with such

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Option and payable to a Participant are paid to such Participant, the Account maintained by the Company in its books and records with respect to such Dividend Equivalents shall be credited with interest at a market rate determined by the Committee.

  8.6 Deferral of Dividend Equivalents. A Participant shall have the right to defer receipt of any Dividend Equivalent payments associated with an Option if he shall elect to do so on or prior to December 31 of the year preceding the beginning of the last full year of the applicable Performance Period (or such other time as the Committee shall determine is appropriate to make such deferral effective under the applicable requirements of federal tax laws). The terms and conditions of any such deferral (including the period of time thereof) shall be subject to approval by the Committee and all deferrals shall be made on a form provided a Participant for this purpose.

9. WRITTEN NOTICE, ISSUANCE OF STOCK, SHAREHOLDER PRIVILEGES AND PARTIAL
EXERCISE

  9.1 Written Notice. A Participant wishing to exercise an Option must give written notice to the Company in the form and manner prescribed by the Committee, indicating the date of award, the number of shares as to which the Option is being exercised, and such other information as may be required by the Committee. Full payment for the shares pursuant to the Option must be received by the close of business on the day the Option is exercised. Except as provided in Sections 11, 12 and 13, no Option may be exercised at any time unless the Participant is then an Employee of the Company.

  9.2 Issuance of Stock. As soon as practicable after the receipt of written notice and payment, the Company will, without stock transfer taxes to the Participant or to any other person entitled to exercise an Option pursuant to this Plan, deliver to, or credit electronically on behalf of, the Participant, the Participant's designee or such other person the requisite number of shares of Stock.

  9.3 Privileges of a Shareholder. A Participant or any other person entitled to exercise an Option under this Plan will have no rights as a shareholder with respect to any Stock covered by the Option until the due exercise of the Option and issuance of such Stock.

  9.4 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

10. NON-TRANSFERABILITY OF OPTIONS

  No Option, rights to Dividend Equivalents or other rights granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the Committee may provide that a Participant may transfer Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

11. TERMINATION OF EMPLOYMENT (OTHER THAN BY REASON OF DEATH OR DISABILITY)

  Each Option, to the extent that it has not previously been exercised, will terminate when the Participant holding such Option (while living) ceases to be an Employee of the Company, unless such cessation of employment is (i) on account of a Termination without Cause, or (ii) a retirement under the Company's retirement plan, in either of which events the Option shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) and will terminate upon the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date

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
of such cessation of employment. The Committee will have authority to determine whether an authorized leave of absence or absence on military or governmental service will constitute a termination of employment for the purposes of this Plan. The Committee shall have sole discretion to determine the effect of any change in the duties and responsibilities of a Participant while that Participant continues to be an Employee of the Company on Options granted under this Plan which are not then exercisable and on Dividend Equivalents not then payable under Section 8.3 of the Plan.

12. DISABILITY

  If a Participant is determined to be "disabled" (as defined under the Company's long-term disability plan), the Option theretofore granted to such Participant shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) at any time prior to the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the date of such determination.

13. DEATH OF PARTICIPANT

  In the event of the death of a Participant while employed by the Company, the Option theretofore granted to such Participant shall be fully and immediately exercisable (to the extent not otherwise exercisable by its terms) at any time prior to the earlier of the expiration date of the Option or the expiration of the thirteen (13) month period following the Participant's death. Death of a Participant after such Participant has ceased to be employed by the Company will not affect the otherwise applicable period for exercise of the Option determined pursuant to Section 11 or 12. Such Option may be exercised by the estate of the Participant or by any person to whom the Participant may have bequeathed the Option or whom the Participant may have designated to exercise the same under the Participant's last will, or by the Participant's personal representatives if the Participant has died intestate.

14. ADJUSTMENT OF NUMBER AND PRICE OF SHARES, ETC.

  Notwithstanding anything to the contrary in this Plan, in the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of UGI, stock split or reverse split, extraordinary dividend, liquidation, dissolution, significant corporate transaction (whether relating to assets or stock) involving UGI, or other extraordinary transaction or event affects Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee may, in a manner that is equitable, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance under the Plan, (ii) the maximum number of shares of Stock which may be the subject of grants to any one individual in any calendar year, (iii) the number or kind of shares of Stock to be subject to Options thereafter granted under the Plan, (iv) the number and kind of shares of Stock issuable upon exercise of outstanding Options, (v) the Option Price per share thereof, and/or (vi) the terms and conditions applicable to Dividend Equivalents, provided that the number of shares subject to any Option will always be a whole number. Any such determination of adjustments by the Committee will be conclusive for all purposes of the Plan and of each Option, whether a stock option agreement with respect to a particular Option has been theretofore or is thereafter executed.

15. LIMITATION OF RIGHTS

  Nothing contained in this Plan shall be construed to give an Employee any right to be granted an Option except as may be authorized in the discretion of the Committee. The granting of an Option under this Plan shall not constitute or be evidence of any agreement or understanding, expressed or

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

implied, that the Company will employ a Participant for any specified period of time, in any specific position or at any particular rate of remuneration.

16. AMENDMENT OR TERMINATION OF PLAN

  Subject to Board approval, the Committee may at any time, and from time to time, alter, amend, suspend or terminate this Plan without the consent of the Company's shareholders or Participants, except that any such alteration, amendment, suspension or termination shall be subject to the approval of the Company's shareholders within one year after such Committee and Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock is then listed or quoted, or if the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No termination or amendment of this Plan may, without the consent of the Participant to whom any Option has previously been granted, adversely affect the rights of such Participant under such Option, including the Dividend Equivalents associated with such Option. Notwithstanding the foregoing, the Committee may make minor amendments to this Plan which do not materially affect the rights of Participants or significantly increase the cost to the Company.

17. TAX WITHHOLDING

  Upon exercise of any Option under this Plan, the Company will require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. However, to the extent authorized by rules and regulations of the Committee, the Company may withhold or receive Stock and make cash payments in respect thereof in satisfaction of a recipient's tax obligations, including tax obligations in excess of mandatory withholding requirements.

18. GOVERNMENTAL APPROVAL

  Each Option will be subject to the requirement that if at any time the listing, registration or qualification of the shares covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

19. EFFECTIVE DATE OF PLAN

  This Plan will become effective as of December 10, 1996, subject to ratification by the Company's shareholders prior to December 10, 1997.

20. SUCCESSORS

  This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

21. GOVERNING LAW

  The validity, construction, interpretation and effect of the Plan and option agreements issued under the Plan shall be governed exclusively by and determined in accordance with the law of the Commonwealth of Pennsylvania.

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                                                                       EXHIBIT 1

1. PERFORMANCE PERIOD

  January 1, 1997 to December 31, 1999.

2. COMPARISON GROUP

  American Electric Power Company, Inc.     NICOR, Inc.
  Baltimore Gas & Electric Company          Noram Energy Corporation
  Carolina Power & Light Company            Northern States Power Company
  Central & South West Corporation          Ohio Edison Company
  Cinergy Corporation                       ONEOK, Inc.
  Coastal Corporation                       Pacific Enterprises
  Columbia Gas System, Inc.                 Pacific Gas & Electric Company
  Consolidated Edison Co. of N.Y., Inc.     Pacificorp
  Consolidated Natural Gas Company          PanEnergy Corp.
  Dominion Resources, Inc.                  PECO Energy Company
  DTE Energy Company                        Peoples Energy Corporation
  Duke Power Company                        PP&L Resources, Inc.
  Eastern Enterprises                       Public Service Enterprise Group,
  Edison International                      Inc.
  Enron Corporation                         Sonat, Inc.
  Entergy Corporation                       Southern Company
  FPL Group, Inc.                           Texas Utilities Company
  GPU, Inc.                                 Unicom Corporation
  Houston Industries, Inc.                  Union Electric Company
  Niagara Mohawk Power Corporation          The Williams Companies, Inc.

3. COMPARISON CRITERIA

  For purposes of the Plan, "Total Return" is the change in the market value of one share of common stock of each company in the Comparison Group over the Performance Period, plus the amount of dividends paid or the value of other distributions made with respect to such stock, reinvested in the stock, over the same period.

  The initial market value of each share of common stock to be measured during the Performance Period (January 1, 1997 through December 31, 1999) will be the average of the closing prices of each such stock on the New York Stock Exchange Composite Tape for all trading days during the three calendar months prior to the commencement of the Performance Period.

  The final market value of each share of common stock to be measured will be the average of the closing prices for such stock on the New York Stock Exchange Composite Tape for all trading days during the final three months of the Performance Period.

EXHIBIT 2


UGI CORPORATION

1997 STOCK OPTION AND DIVIDEND EQUIVALENT PLAN
STOCK OPTION AGREEMENT

      This Stock Option Agreement is dated as of      [date of grant]. The
parties are UGI Corporation, a Pennsylvania corporation ("UGI"), and ("Employee"), an employee of UGI or a Subsidiary of UGI (collectively referred
to as the "Company"), residing at                    .

      In consideration of the mutual agreements set forth below and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound by this Agreement, the Company and Employee agree as follows:

      1. Incorporation of Plan by Reference. This Stock Option Agreement evidences the grant of an Option to Employee under the Company's 1997 Stock Option and Dividend Equivalent Plan (the "Plan"), a copy of which is attached hereto. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Stock Option Agreement (the "Agreement"). Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

      2. Grant of Option and Dividend Equivalents.

      (a) Option.   UGI hereby confirms the grant to Employee as of the date
hereof of a non-qualified stock option to purchase all or any part of an
aggregate of              shares of its Stock at the Option Price of $
        per share, subject to all the terms and conditions set forth in this Agreement and in the Plan (the "Option"). The Option granted hereunder is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The terms of the Option are subject to adjustment in certain circumstances, as provided in the Plan. The Employee shall be required to pay no consideration for the grant of the Option, except for his or her other agreements set forth herein.

      (b) Dividend Equivalents. UGI hereby confirms that, in connection with the grant of the Option, Employee is entitled to the crediting of Dividend

Equivalents in accordance with Section 8 of the Plan (subject to all conditions, including the risk of forfeiture, set forth in Section 8 of the Plan). The Performance Period with respect to such Dividend Equivalents shall begin on
               , 19   and end on                , 19 . The exercise of any
portion of the Option prior to expiration of the Performance Period will not result in the forfeiture of Dividend Equivalents credited with respect to such portion of the Option.

      3. Vesting and Termination of Option.

      (a) Vesting Schedule. The Option shall be exercisable with respect to of
the total number of shares of Stock subject to the Option on          . The
Option may be exercised in whole or in part and from time to time, and any partial exercise of the Option for less than the full number of shares underlying the Option or as to which the Option is then exercisable will not affect Employee's right to exercise the Option from time to time in accordance with this Agreement as to the remaining shares.

      (b) Acceleration of Vesting. The provisions of Section 3(a) above notwithstanding, the exercisability of the Option may accelerate in accordance with Section 7.3 of the Plan.

      (c) Expiration of Option. The Option, to the extent it has not been
previously exercised, shall expire at 5:00 p.m. (Eastern Time) on          ,
20 , unless earlier terminated in accordance with the terms of the Plan.

      4. Exercise and Payment.

      (a) Notice of Exercise and Payment of Purchase Price. The Option shall be exercised by the giving of written notice of exercise, in the form attached as Exhibit A-1 (or with appropriate changes if notice is given by a person other than Employee), to the Secretary of UGI, signed by the Employee or other person entitled to exercise the Option (the "Notice") specifying the number of shares to be purchased, the Date of Grant of the Option and the method of payment. The notice shall be accompanied by payment in full of the aggregate Option Price for all such shares being purchased and shall be received by 5:00 p.m. on the day the Notice is delivered to the Secretary of UGI. The Option Price shall be payable to UGI either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock already beneficially owned by Employee for more than one year and having an aggregate Fair Market Value at the time of exercise equal to the Option Price being paid thereby, (iii) by applying Dividend Equivalents payable to the Participant in accordance with Section 8 of the Plan in an amount equal to the Option Price being paid thereby (if and to the extent such Dividend Equivalents have become payable in the form of credits to be applied toward payment of the Option Price), (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (v) by such other method as the Committee may approve, or (vi) by a combination of (i),
(ii), (iii), (iv) and/or (v). Certificates for any shares of Stock so tendered in payment of the Option Price shall be delivered by Employee to UGI in negotiable form, duly endorsed in blank or with separate stock powers attached, and shall be delivered free and clear of all liens, encumbrances, claims and any other charges thereon of any kind.

      (b) Issuance of Stock. Subject to the provisions of Section 6 below, such exercise shall be effective upon receipt by the Secretary of UGI of such written notice and payment, following which the Treasurer shall deliver to, or credit electronically on behalf of, Employee or such other person as may be entitled thereto, within an administratively reasonable time, the purchased shares. UGI agrees to pay all original issue or stock transfer taxes, if any, on the exercise of the Option and all other fees and expenses (other than broker fees) necessarily incurred by it in connection therewith.

      (c) Other Methods of Exercise and Payment. In addition to the method of exercise and payment set forth in Section 4(a) and (b) hereof, the Option may be exercised and payment to UGI made in accordance with any other procedures specified in Plan rules and regulations as may be adopted from time to time by the Committee.

      5. Termination of Employment. The Option will terminate in accordance with the provisions of the Plan.

      6. Governmental and Other Approvals. If at any time the listing, registration or qualification of the shares covered hereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or other person, is necessary or desirable as a condition of or in connection with the purchase of shares hereunder, the Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to UGI. UGI agrees to use reasonable diligence to obtain any such listing, registration, qualification, consent or approval. If the Option is exercised at a time that the offer and sale of shares to be delivered to Employee is not covered by an effective registration statement under the Securities Act of 1933, as amended, or any applicable state securities law, Employee shall deliver such investment representations as UGI may reasonably require, and certificates representing the shares delivered upon such exercise will bear an appropriate legend and be subject to such stop-transfer orders and other restrictions as may be applicable under such laws and regulations.

      7. Non-Transferability of Option. The Option and rights to Dividend Equivalents shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Employee only by the Employee.

      8. Tax Withholding. Employee hereby agrees that, upon exercise of the Option, the Company shall be entitled to withhold from Employee's regular salary payments, or to separately receive payment from Employee, of an amount sufficient to satisfy federal, state and local withholding tax requirements. If and to the extent authorized under rules and regulations adopted by the Committee and in effect at the time of the exercise of the Option, Employee may elect to have the Company withhold from the shares to be delivered upon the exercise of the Option, or to deliver to the Company from shares of Stock owned separately by the Employee, a sufficient number of such shares to satisfy the Employee's federal, state, and local withholding tax obligations relating to the Option exercise. In such case, the shares withheld or the shares surrendered will be valued at their Fair Market Value at the time of the exercise of the Option.

      9. Miscellaneous.

      (a) No Right to Employment. The granting or the exercise of the Option shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ the Employee for any specific period of time, in any specific position or at any particular rate of remuneration. Nothing herein contained shall affect (i) the Company's right to terminate Employee's services at any time for any reason whatsoever; or (ii) the right of Employee to participate or receive benefits under and in accordance with the provisions of any pension, retirement, insurance or other employee welfare benefit plan or program of the Company.

      (b) Governing Law. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania. All section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions of this Agreement.

      (c) Binding Effect; Integration. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Agreement nor any rights hereunder shall be assignable by Employee. This Agreement (including Plan provisions incorporated by reference herein) constitutes the entire agreement between the parties with respect to the Option, and supersedes any prior agreements or documents (other than the Plan) with respect to such Option. Any amendment, alteration, suspension, discontinuation, or termination of this Agreement must be expressed in a written instrument duly executed in the name and on behalf of the Company and by the Employee.


      IN WITNESS WHEREOF, the parties hereto have duly signed this Agreement as of the date first above written.

UGI Corporation


Employee
By:
Title:

EXHIBIT A-1


Corporate Secretary
UGI Corporation
460 North Gulph Road
King of Prussia, PA 19406
Telephone: 610-337-1000
Fax: 610-992-3258


Notice of Exercise of Stock Option-

UGI Corporation 1997 Stock Option and Dividend Equivalent Plan

      I hereby elect to purchase          shares of Common Stock of UGI
Corporation (the "Shares") at the Option Price of $        per share, in
accordance with the Stock Option Agreement dated as of          , 19 ,
evidencing the grant to me of an Option on that date.

      I hereby elect to pay for the Shares as follows (check method(s)):

      in cash; I enclose herewith my check to the order of UGI Corporation
in the amount of $            ;

      by surrender of          shares of UGI Common Stock owned by me for more
than one year prior to the date of exercise; I hereby deliver my stock
certificate(s), numbered          ,          , and          , together with
stock powers duly executed by me, in accordance with Section 4 of the Stock Option Agreement, in payment for the Shares;


      by surrender of credits of Dividend Equivalents accrued under the Plan and applicable toward payment of the Option Price, in the
amount of $          and/or

      by payment through the following broker

Address

Telephone

      This notice of exercise shall be valid only if the tendered consideration is sufficient to pay the entire Option Price for the purchase of the Shares.

      I hereby agree to remit to UGI payment in cash of the full amount of any federal, state and local withholding taxes due in connection with my exercise of the Option.

Complete Section A or Section B as applicable and sign Section C below:

A.   Certificates to be registered as follows:

      Name(s)
      Social Security Number(s)
      Number of Shares






B. I hereby authorize the Company to issue certificates or effect a book entry to:



DTC Participant No.


Company to Complete the Following:

Received by:

UGI Corporation


By:
Name:
Title:


(Date)


Fair Market Value of UGI Common Stock on date received: $            .




*            *            *            *

C.   Signature:


(Signature of Employee)


(Street address)

(City)             (State)            (Zip)


(Date)